EXHIBIT 16.1

                                                 September 29, 2005


Securities and Exchange Commission
Washington, D.C.  20549


Dear Commissioners:

We have read Avenue Entertainment, Inc.'s statements included under Item 4.01 of its Form 8-K/A dated September 7, 2005, and we agree with such statements concerning our Firm.


                                      /s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
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                                      SINGER LEWAK GREENBAUM & GOLDSTEIN LLP